UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
May 24, 2007

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

(a) At the Registrant’s Annual Meeting held on May 24, 2007, 15,950,357 shares were eligible to vote, of which 12,123,048 (76%) were cast in favor of the Amended and Restated 2005 Stock Incentive Plan.  The amendment has the effect of increasing the number of shares of Common Stock that may be issued under the plan from 1.7 million to 2.2 million shares.  The amended and restated plan became effective upon passage, and is filed herewith as exhibit 10 (i).

(b) A meeting of the Registrant’s Board of Directors was held after the adjournment of the Annual Meeting, at which the Board of Directors took the following actions:

Elected the persons named below to their indicated positions as Executive Officers of the Company.  Each person named below was elected to serve until the 2008 annual meeting or until their successor is named by the Board of Directors.  No other aspect of any Executive Officer’s position with the Company has changed, including but not limited to compensation arrangements.
-Stoney M. Stubbs, Jr., President, Chairman and Chief Executive Officer
-S. Russell Stubbs, Senior Vice President and Chief Operating Officer
-Thomas G. Yetter, Senior Vice President, Chief Financial Officer and Treasurer

At the meeting, Stoney M. Stubbs was also re-elected as a Class III director, as were Mr. T. Michael O’Connor and Mr. Jerry T. Armstrong.  Each Class III Director was elected to serve until the 2010 Annual Meeting.  There are currently eight Directors.  Mr. Brian R. Blackmarr, W. Mike Baggett and Thomas G. Yetter are Class II Directors, whose terms will expire at the 2009 Annual Meeting.  Mr. Leroy Hallman and Mr. S. Russell Stubbs are Class II Directors, whose terms will expire at the 2008 Annual Meeting.

Also at the meeting, Mr. Jerry Armstrong was elected to serve as the Audit Committee Financial Expert and Chair of the Audit Committee.  Mr. Leroy Hallman, previous Chair of the Audit Committee will remain a member of the Audit Committee.

(c) The company's 2005 Non-Employee Director Stock Plan provides that each non-employee director is to be awarded restricted shares at each annual meeting. Accordingly, 2,576 shares of restricted stock were awarded to the following persons at the 2007 annual meeting:

Director	Award Date	No. of Shares	Price ($)
-Brian Blackmarr	May 24, 2007	2,576	9.71
-W. Mike Baggett	May 24, 2007	2,576	9.71
-Leroy Hallman	May 24, 2007	2,576	9.71
-T. Michael O’Connor	May 24, 2007	2,576	9.71
-Jerry Armstrong	May 24, 2007	2,576	9.71

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Registrant’s Annual Meeting held on May 24, 2007, the holders of 15,950,357 shares of common stock were voted, of which 13,257,107 (83.1%) voted in favor of the Registrant’s Amended and Restated Articles of Incorporation.  In addition to certain ministerial changes, the amendment increases the number of shares of common stock that the Registrant may have issued from 40 million to 75 million shares, and a 2/3 majority was required for the passage of the Amended and Restated Articles of Incorporation.  Accordingly the matter became effective as of May 24, 2007. The Amended and Restated Articles of Incorporation are filed herewith as exhibit 3 (i).

ITEM 9.01.	Financial Statements and Exhibits
(d) EXHIBITS
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K.

3 (i)	Amended and Restated Articles of Incorporation signed May 24, 2007.
10 (i)	Amended and Restated 2005 Stock Incentive Plan signed May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: May 25, 2007	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
3 (i)	Amended and Restated Articles of Incorporation signed May 24, 2007.
10 (i)	Amended and Restated 2005 Stock Incentive Plan signed May 24, 2007.